UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 2021

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	SRGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 30, 2021, the U.S. District Court for the Northern District of Illinois (the “Court”) granted preliminary approval of the proposed settlement (the “Proposed Settlement”) of the consolidated derivative action captioned In re RTI Surgical Derivative Litigation, Lead Case No. 1:20-cv-3347-MFK (the “Consolidated Derivative Action”). The Proposed Settlement is subject to final approval by the Court.

As required by the preliminary approval order, the Notice of Proposed Derivative Settlement (the “Notice”) and the Stipulation of Settlement dated September 10, 2021 (the “Stipulation”), are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The Notice and Stipulation can also be accessed on the “Investor Overview” page of the “Investors” section of Surgalign Holdings, Inc.’s (the “Company’s”) website, https://ir.surgalign.com. Other information contained in or accessible through the Company’s website does not constitute part of, and is not incorporated into, this Current Report on Form 8-K.

Subject to final approval of the Proposed Settlement by the Court, and in exchange for a release of all claims by the plaintiffs and a dismissal of the Consolidated Derivative Action with prejudice, the Proposed Settlement involves the Company implementing certain corporate governance reforms and for attorneys’ fees and expenses in an amount not to exceed $1.5 million to be paid to plaintiffs’ counsel by the Company’s insurer.

On September 22, 2021, the Court also granted preliminary approval of the proposed settlement of the securities class action captioned Lowrv v. RTI Surgical Holdings, Inc., et al., Case No. 1:20-cv-1939-MFK (the “Consolidated Securities Class Action”). Information concerning this separate proposed settlement of the Consolidated Securities Class Action is being sent directly to potential class members by the claims administrator and published in a national business interest newswire. Information contained in the publication or accessible through the publication does not constitute part of, and is not incorporated into, this Current Report on Form 8-K. The proposed settlement of the Consolidated Securities Class Action is subject to final approval by the Court.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Notice of Proposed Derivative Settlement.

99.2	Stipulation of Settlement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: October 5, 2021	By:	/s/ Joshua H. DeRienzis
	Name:	Joshua H. DeRienzis
	Title:	Chief Legal Officer and Corporate Secretary